ASSIGNMENT OF
OIL AND GAS WELLS AND LEASES
CLAY COUNTY, KENTUCKY

Whereas A.D.I.D CORPORATION, a Kentucky Corporation, with its mailing address being P.O. Box 337, Emlyn, Kentucky 40730, hereinafter referred to as "ASSIGNOR", and AMERICAN RESOURCE MANAGEMENT, INC., a Wyoming Corporation with its mailing address being P.O. Box 1263, London, Kentucky 40742, hereinafter referred to as "ASSIGNEE".
For and in consideration of Ten Dollars ($10:00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, A.D.I.D CORPORATION ("ASSIGNOR") hereby warrant, sell, assign, transfer, set over, and convey unto AMERICAN RESOURCE MANAGEMENT, INC. ("ASSIGNEE") all of its right, title, and interest, representing a One Hundred Percent (100%) Working Interest and One Hundred Percent (100%) Net Revenue Interest ownership, subject to landowner royalty interest, in the following described oil and gas wells and related leases, located in Clay County, Kentucky:

1. Barn Bowling No.1, Permit No.77420, Located 3-H-67, 2220' FNL,1450' FWL
2. Dewey Bowling No.2, Permit No.77542, Located 5-H-67, 225' FSL,580' FEL
3. Winford Bowling No.1, Permit No.77191, Located 3-11-67, 1255' FNL,1330 FEL
4. George Bowling No.1-JD, Permit No.77313, Located 23-1-67, 100' FSL, 180' FWL
5. Raymond Hensley No.1-JD, Permit No.77314, Located 3-H-67, 950 FNL, 2310' FWL
6. Harold Benge No.1, Permit No.77419, Located 23-1-67, 1760' FSL, 1310' FWL
7. Dave Johnson No.1, Permit No.77666, Located 2-H-67, 1100' FNL, 100' FWL
8. R.B. McKnight Heirs No.1, Permit No.77672, Located 23-1-67, 2140' FSL, 2010' FEL
9. Dave Johnson No.2, Permit No.77704, Located 3-H-67, 2175' FNL, 880 FEL
10. E.B. Whitaker No.1, Permit No.77773, Located 22-1-67, 480' FNL, 1650' FEL
11. E.B. Whitaker No.2, Permit No.77803, Located 19-1-67, 610' FSL, 1660' FEL
12. Clarence Hammons No.1, Permit No.77839, Located 9-11-67, 410' FNL, 2300 FEL
13. Clarence Hammons No.2, Permit No.77840, Located 241-67, 590' FSL, 1520' FEL
14. Melvin Hicks No.1, Permit No.77901, Located 2-H-67, 2160' FSL, 50' FWL
15. Mike Hammons No.1, Permit No.77919, Located 2-H-67, 2290'FSL, 190'FWL
16. George Bowling No.2, Permit No.77935, Located 3-H-67, 580' FNL, 1300' FEL
17. Sudie Garland No.1, Permit No.77938, Located 2-H-67, 2690' FSL, 980' FWL
18. Hiram Cornett No.1, Permit No.77869, Located 19-1-67, 50' FNL, 1500' FEL
19. Ed Durham No.1, Permit No. EF-3413, Located 7-H-67, 1400' FNL, 3700' FWL
20. Abe Bowling No.1, Permit No. EF-3973, Located 7-11-67, 500' FNL, 3300' FWL
21. Carol Ann Becknell No.1, Permit No. N9093, Located 1-H-67, 550' FNL, 1350' FEL

The "ASSIGNOR" hereby warrants to "ASSIGNEE" that its interest being assigned by this instrument is unencumbered, that it has lawful authority to transfer respective interest, and that "ASSIGNOR" will defend title to the interest being assigned against all persons claiming by, through, or under any assignor.

In witness whereof, this Assignment is made and entered into this 15th day of February, 2010, and effective as of  March 1, 2010.

Assignment of Oil and Gas Wells and Leases
Clay County Kentucky
Dated: February 15, 2010

A.D.I.D CORPORATION, a Kentucky Corporation, "ASSIGNOR""

By:	/s/ Marshall E. Holbrook
Marshall E. Holbrook, President

American Resource Management, Inc.' a Wyoming Corporation, "ASSIGNEE"

By:	/s/ Mark E. Holbrook
Mark E. Holbrook, President

STATE OF KENTUCKY
COUNTY OF WHITLEY

I, Shelby L Adkins, Notary Public in and for the above State and County do hereby certify that the foregoing document was this 15th day of February, 2010, produced before me and acknowledged by Marshall E. Holbrook, as President of A.D.I.D CORPORATION, to be his own act and deed and the act and deed of said Corporation.

My commission will expire 6-16-2013     /s/ Shelby Atkins, Notary Public

STATE OF KENTUCKY
COUNTY OF WHITLEY

I, Shelby L Adkins, Notary Public in and for the above State and County do hereby certify that the foregoing document was this 15th day of February, 2010, produced before me and acknowledged by Mark E. Holbrook, as President of AMERICAN RESOURCE MANAGEMENT, INC., to be his own act and deed and the act and deed of said Corporation.

My commission will expire 6-16-2013     /s/ Shelby Atkins, Notary Public